Exhibit 32.2

Certification of Principal Financial and Accounting Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Quarterly Report on Form 10-Q for the period ended June 30, 2026 of Fidelity Core Real Estate Fund (the “Company”), as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Heather Bonner, Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	By:	/s/ Heather Bonner
	Name:	Heather Bonner*
	Title:	Treasurer
(Principal Financial Officer and Principal Accounting Officer)